SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: March 3, 2000

                               GS TELECOM LIMITED
             (Exact name of registrant as specified in its charter)


COLORADO                                0-13313              36-3296861
(State or other                         (Commission          (IRS Employer
jurisdiction of                         File Number)         Identification No.)
incorporation)



Enterprise House, Ocean Village, Southampton SO14 3XD
-----------------------------------------------------
United Kingdom of Great Britain
-------------------------------
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (44) 0870 710 6390

Item 1.  CHANGES IN CONTROL OF REGISTRANT

               None.


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

               None.

Item 3.  BANKRUPTCY OR RECEIVERSHIP
               None.

Item 4.  CHANGES IN ACCOUNTANTS
               None.

Item 5.  OTHER EVENTS

               The Company has entered into a financial services agreement with Argonaut Associates Limited of which John Mitchell is a principal. Mr. Mitchell is being appointed to the Board of Directors of GS Telecom. Argonaut will perform investment banking activities for GS Telecom for certain fees.

Item 6. RESIGNATIONS AND APPOINTMENTS TO THE BOARD OF DIRECTORS

        John Mitchell has been appointed to the Board of Directors.

     John Mitchell, age 53, was educated at King's College in Tauton and Brasenose College in Oxford. Mr. Mitchell was a Director of Lloyds Merchant Bank Limited in London from 1985 through1988. From 1988 through 1990, Mr. Mitchell was an Executive Director for National Mutual Royal Bank. He was Chief Executive Officer for Capel Court Investment Bank from 1988 through 1990. Mr. Mitchell has been a Partner of Argonaut Associates since 1994.

Item 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL & EXHIBITS

               Exhibits:

               A.  Financial Services Agreement

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 3, 2000                               GS TELECOM LIMITED



                                                    By:/s/C.P. Gervaise-Brazier
                                                          C.P. Gervaise-Brazier
                                                          President